American Funds Inflation Linked Bond Fund® Prospectus Supplement June 1, 2017 (for prospectus dated April 7, 2017, as supplemented to date)

1. The “Fees and expenses of the fund” section of the prospectus is amended by replacing the column captioned “529-A” in the “Annual fund operating expenses” table and the column captioned “529-A” in the cumulative estimated expense example table under the heading “Example” with the respective columns set forth below. Expense information for all other share classes and all footnotes in the prospectus remain unchanged.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	529-A
Management fees	0.33%
Distribution and/or service (12b-1) fees	0.22[2]
Other expenses	0.25[2]
Total annual fund operating expenses	0.80

Example

Share class:	529-A
1 year	$ 330
3 years	499
5 years	683
10 years	1,215

2. The second paragraph of the “Principal investment strategies” section of the prospectus is amended in its entirety to read as follow:

The fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a Nationally Recognized Statistical Rating Organization (NRSRO). To the extent the fund invests in other debt securities, the fund will invest in debt securities with quality ratings of Baa3 or better or BBB- or better by NRSROs designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund will invest in debt securities with a wide range of maturities.

3. The fourth paragraph of the “Investment objective, strategies and risks” section of the prospectus is amended in its entirety to read as follows:

Under normal market conditions, the fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government. This may include TIPS, U.S. Treasury securities and debt and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund may invest in debt securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a Nationally Recognized Statistical Rating Organization (NRSRO). To the extent the fund invests in other debt securities, the fund will invest in debt securities with quality ratings of Baa3 or better or BBB- or better by NRSROs designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund invests in debt securities with a wide range of maturities.

4. The second paragraph of the “Plans of distribution” section of the prospectus is amended in its entirety to read as follows:

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-237-0617P Printed in USA CGD/AFD/10039-S62609

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

American Funds Inflation Linked Bond Fund® Statement of Additional Information Supplement June 1, 2017 (for statement of additional information dated April 7, 2017)

1. The third bullet point in the “Certain investment limitations and guidelines” section of the statement of additional information is amended in its entirety to read as follows:

•	To the extent the fund invests its assets in other debt securities, the fund will invest in debt securities with credit ratings of Baa3 or better or BBB- or better from Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser at time of purchase. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund’s investment policies. Securities guaranteed or sponsored by the U.S. government are not considered for purposes of this limit.

2. The first paragraph under the heading “Plans of distribution - Class A and 529-A” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows:

For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-239-0617O CGD/10149-S62611